UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 20, 2009

Date of Report (Date of earliest event reported)

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.  (17 CFR 240.13c-4(c))

Item 2.02                        Results of Operations and Financial Condition.

On April 20, 2009, Schweitzer-Mauduit International (“the Company”) announced preliminary financial results for the first quarter of 2009 and announced the closure of a French mill (See further detail in Item 2.05).

The press release relating to these announcements is attached hereto as Exhibit 99.1. Such information, including Exhibit 99.1 attached hereto under Item 9.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filings.

Item 2.05                        Costs Associated with Exit or Disposal Activities.

Due to continuing losses at our finished tipping paper production facility, Papeteries de Malaucène SAS in Provence, France, the Company on April 17, 2009, committed to a plan to divest the site through closure of the mill with a goal to subsequently sell the mill assets. The planned closure is expected to reduce employment by 210 people. Although the terms of severance will not be finally known until meetings and negotiations with the unions and the Work’s Council are complete, we expect to incur approximately $22 million in restructuring charges, including an estimated  $20 million in cash severance payments and non-cash charges of $2 million, to be recorded beginning in the second quarter of 2009 through the planned completion of the actions in the fourth quarter of 2009.

Certain of the above statements regarding employee reductions, restructuring expense, resulting benefits and the timing of those actions constitute “forward-looking statements.” For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. There can be no assurance that these forward-looking statements will be accurate since they are based on many assumptions which involve risks and uncertainties. The following important factors could cause the estimated employee reductions, earnings impacts and restructuring expenses to differ: changes in economic or industry conditions; issues arising from rationalization of operations; and other risks identified in our Securities and Exchange Commission reports and public announcements. We caution you not to place undue reliance on any forward-looking statement, and we undertake no obligation to update any forward-looking statements to reflect future events or developments.

On April 20, 2009, we issued a press release announcing our plan to divest the finished tipping production facility in Malaucène, France (attached hereto as Exhibit 99.1).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

	99.1	Press Release, dated April 20, 2009, of Schweitzer-Mauduit International, Inc., announcing preliminary first quarter 2009 earnings range and plan to divest French mill.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

	By:	/s/ Peter J. Thompson
Peter J. Thompson
Treasurer, Chief Financial and Strategic Planning Officer

Dated: April 20, 2009

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

Current Report on Form 8-K

Dated April 20, 2009

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated April 20, 2009, of Schweitzer-Mauduit International, Inc., announcing preliminary first quarter 2009 earnings range and plan to divest French mill.